UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017

AUDENTES THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37833	46-1606174
(Commission File Number)	(IRS Employer Identification No.)

600 California Street, 17th Floor San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

(415) 818-1001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

On March 21, 2017, Audentes Therapeutics, Inc. (“Company”) entered into an amendment to the Exclusive License and Collaboration Agreement, dated May 3, 2016, by and between the Company and The Trustees of the University of Pennsylvania. A copy of the amendment is filed herewith as Exhibit 10.01.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.01†	Second Amendment to Exclusive License and Collaboration Agreement, dated March 21, 2017, by and between the Company and The Trustees of the University of Pennsylvania.

†	The Company has omitted and filed separately with the SEC portions of the exhibit pursuant to a confidential treatment request under Rule 24b-2 promulgated under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDENTES THERAPEUTICS, INC.

Date: April 3, 2017	By:	/s/ Thomas Soloway
Thomas Soloway
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.01†	Second Amendment to Exclusive License and Collaboration Agreement, dated March 21, 2017, by and between the Company and The Trustees of the University of Pennsylvania.

†	The Company has omitted and filed separately with the SEC portions of the exhibit pursuant to a confidential treatment request under Rule 24b-2 promulgated under the Exchange Act.